GOODWILL	12 Months Ended
Dec. 31, 2012
GOODWILL
GOODWILL

7.                                      GOODWILL

The Group’s goodwill primarily arises from the business acquisitions and subsequent settlement of contingent consideration of these acquisitions.  The changes in the carrying amount of goodwill for the years ended December 31, 2011 and 2012 are as follows:

Balance as of January 1, 2011		$134,570,979
Representing:
- gross goodwill	$231,097,802
- accumulated impairment loss	(96,526,823)

Net exchange differences		5,497,405
Addition as a result of contingent consideration resolved (note 3)		1,338,072

Balance as of December 31, 2011		$141,406,456
Representing:
- gross goodwill	$244,853,445
- accumulated impairment loss	(103,446,989)

Net exchange differences		958,873
Impairment loss		(142,365,329)
Balance as of December 31, 2012		$—

Representing:
- gross goodwill	$246,843,017
- accumulated impairment loss	(246,843,017)

Goodwill impairment in 2011

The Company performed the 2011 annual impairment test for each reporting unit in December 2011 by comparing the carrying value of each reporting unit, inclusive of assigned goodwill, to its respective fair value, i.e.  step 1 of the two-step impairment test.  The Company estimated the fair value of these reporting units by using a discounted cash flow methodology.  The valuation technique is based on a number of estimates and assumptions, including the projected future cash inflow from the reporting units, appropriate discount rates and long-term growth rates.  Based on this quantitative test, the Company determined that the fair value of each reporting unit tested in 2011 exceeded its carrying amount and, therefore, step 2 of the two-step goodwill impairment test was unnecessary.  The Company concluded that goodwill was not impaired for the year ended December 31, 2011.

Goodwill impairment in 2012

In light of the following changed facts and circumstances, which indicated a potential impairment loss on the goodwill of reporting unit: (1) the early termination of the concession right agreement in Shanghai subway in June 2012 due to relevant revenue being outweighed by significant media costs which was not anticipated in the 2011 impairment assessments and (2) significantly weaker advertising spending outlook compared to the Company’s cash flow projection used in 2011 impairment assessment due to the slowing down of economic growth in China since the second quarter of 2012, the Company therefore performed an impairment analysis for the reporting unit in June 2012.  The Company performed the first step of its goodwill impairment test and determined that the carrying value of the reporting unit exceeded their fair value.  The fair value of the reporting unit was estimated using a discounted cash flow methodology through internal analysis, which utilizes income approach through the application of discounted cash flow method.  The valuation technique is based on a number of estimates and assumptions, including the projected future cash inflow from the reporting unit, appropriate discount rates of 20% and terminal growth rate of 0%.  Having determined that the goodwill was potentially impaired, the Company began performing the second step of the goodwill impairment analysis which involved calculating the implied fair value of the goodwill by allocating the fair value of the reporting unit to all of their assets and liabilities other than goodwill and comparing the residual amount to the carrying value of goodwill.  Accordingly, the Company recorded impairment losses of $142,365,329 against the goodwill allocated to the reporting unit for the year ended December 31, 2012.